P R O X Y

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF
                      THE EMPIRE DISTRICT ELECTRIC COMPANY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R.L. LAMB, V.E. BRILL and J.S. WATSON, or any one of them, with power of substitution, as attorneys and proxies to appear and vote all the shares of Common Stock standing in the name of the undersigned, with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of The Empire District Electric Company to be held at the Holiday Inn, 3615 South Range Line, in the City of Joplin, State of Missouri, on the 25th day of April, 1996, at 10:30 a.m., Joplin time, and at any and all adjournments and postponements thereof, in the manner indicated on the reverse hereof.

                       (CONTINUED ON THE REVERSE SIDE)

                                                                [ ] Please mark
                                                                     your vote
                                                                      as this

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The Board of Directors recommends a vote FOR item (1).

(1) The election of directors

    FOR the election of  Directors  in
    accordance  with the  provisions
    of the accompanying proxy statement
    (except as marked to the contrary             WITHHOLD AUTHORITY to vote
    below)                                        for all nominees listed below

                   [ ]                                      [ ]


    (Instruction: You may withhold authority to vote for any individual nominee by striking a line through the nominee's name below:) Class III (to serve until the 1999 Annual Meeting): M.F. Chubb, Jr., R.L. Lamb and R.E. Mayes.

(2) Upon any other matter which may properly come before the meeting in their discretion.


                                            Every properly  signed proxy will be
                                            voted in the manner specified hereon
                                            and,     in    the     absence    of
                                            specification,  will  be  voted  FOR
                                            item (1).

                                            The undersigned hereby  acknowledges
                                            receipt  of  the  Notice  of  Annual
                                            Meeting  of  Stockholders  and Proxy
                                            Statement annexed thereto and of the
                                            Company's Annual Report for 1995.

   Signature(s) ________________________________________   Date ________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



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